UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 13, 2013

Hawthorn Bancshares, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Missouri	0-23636	431626350
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

132 East High Street, Box 688, Jefferson City , Missouri		65102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	573.761.6179

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On June 13, 2013, our Company issued a press release announcing that it has completely exited the TARP program with the repurchase of the warrant issued to the United States Department of Treasury in 2008. A copy of this press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawthorn Bancshares, Inc.

June 13, 2013	By:	David T. Turner

Name: David T. Turner
Title: Chairman & CEO

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Exhibit Index

Exhibit No.	Description

99.1	Hawthorn Bancshares Completes Exit of TARP with Repurchase of Warrant